SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                   Form 8-K/A

                             AMENDED CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  July 2, 1999


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 0-21391                    95-4699061
  (State or Other Jurisdiction     (Commission                 (IRS Employer
        of Incorporation)         File Number)              Identification No.)


                         21700 Oxnard Street, Suite 1550
                            Woodland Hills, CA 91367
                   (Address of Principal Executive Offices)

                                (818) 593-2282
                         (Registrant's Telephone Number)





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ITEM 5.  OTHER EVENTS

      Reference is made to Registrant's press releases issued on July 2, 1999 and July 7, 1999, which contain information meeting the requirements of this
Item 5, and which are incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 12, 1999                             TURBODYNE TECHNOLOGIES INC.



                                    By: /s/ KHAL A. KADER
                                        --------------------------------
                                        Khal A. Kader

                                        Chief Financial Officer





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                                  EXHIBIT INDEX

EXHIBITS                                                           PAGE NUMBER
---------                                                          ------------
99.1        Press Release dated July 2, 1999.

99.2        Press Release dated July 7, 1999.